CNA Financial Corporation
Supplemental Financial Information

June 30, 2017

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2017	2016	Change	2017	2016	Change
Revenues:
Net earned premiums	$1,734	$1,730	—%	$3,379	$3,429	(1)%
Net investment income	475	502	(5)	1,020	937	9
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(2)	(15)		(4)	(38)
Other net realized investment gains (losses)	52	31		90	18
Net realized investment gains (losses)	50	16		86	(20)
Other revenues	107	100		211	197
Total revenues	2,366	2,348	1	4,696	4,543	3
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,280	1,339		2,573	2,747
Amortization of deferred acquisition costs	312	305		617	612
Other operating expenses	364	378		710	759
Interest	40	38		83	80
Total claims, benefits and expenses	1,996	2,060	3	3,983	4,198	5
Income (loss) before income tax	370	288		713	345
Income tax (expense) benefit	(98)	(79)		(181)	(70)
Net income (loss)	$272	$209	30%	$532	$275	93%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2017	2016	2017	2016
Components of Income (Loss)
Net operating income (loss)	$239	$201	$474	$292
Net realized investment gains (losses)	33	8	58	(17)
Net income (loss)	$272	$209	$532	$275

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.88	$0.74	$1.74	$1.08
Net realized investment gains (losses)	0.12	0.03	0.22	(0.06)
Diluted earnings (loss) per share	$1.00	$0.77	$1.96	$1.02

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.1	270.5	271.0	270.4
Diluted	271.9	270.9	271.9	270.9

Return on Equity
Net income (loss) (1)	9.2%	7.2%	8.9%	4.7%
Net operating income (loss) (2)	8.0	6.9	7.9	4.9
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	June 30, 2017	December 31, 2016
Total investments	$46,268	$45,420
Reinsurance receivables, net of allowance for uncollectible receivables	4,426	4,416
Total assets	56,205	55,233
Insurance reserves	37,110	36,431
Debt	2,711	2,710
Total liabilities	44,177	43,264
Accumulated other comprehensive income (loss) (1)	32	(173)
Total stockholders' equity	12,028	11,969

Book value per common share	$44.39	$44.25
Book value per common share excluding AOCI	$44.26	$44.89

Outstanding shares of common stock (in millions of shares)	271.0	270.5

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,643	$10,748

Three months ended June 30	2017	2016
Net cash flows provided (used) by operating activities	$233	$279
Net cash flows provided (used) by investing activities	(243)	(158)
Net cash flows provided (used) by financing activities	(68)	(69)
Net cash flows provided (used) by operating, investing and financing activities	$(78)	$52

Six months ended June 30	2017	2016
Net cash flows provided (used) by operating activities	$515	$613
Net cash flows provided (used) by investing activities	111	(167)
Net cash flows provided (used) by financing activities	(677)	(538)
Net cash flows provided (used) by operating, investing and financing activities	$(51)	$(92)
(1) As of June 30, 2017 and December 31, 2016 the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,221 million and $1,014 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of June 30, 2017 is preliminary.

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$2,778	$2,729	2%		$5,530	$5,403	2%
Net written premiums	1,702	1,625	5		3,334	3,293	1

Net earned premiums	1,600	1,595	—		3,112	3,163	(2)
Net investment income	276	310			619	555
Other revenues	106	97			209	191
Total operating revenues	1,982	2,002	(1)		3,940	3,909	1
Insurance claims and policyholders' benefits	954	1,007			1,896	1,964
Amortization of deferred acquisition costs	312	305			617	612
Other insurance related expenses	231	240			453	484
Other expenses	92	97			181	186
Total claims, benefits and expenses	1,589	1,649	4		3,147	3,246	3
Operating income (loss) before income tax	393	353			793	663
Income tax (expense) benefit on operating income (loss)	(132)	(124)			(264)	(227)
Net operating income (loss)	$261	$229	14%		$529	$436	21%

Other Performance Metrics
Underwriting gain (loss)	$103	$43	140%		$146	$103	42%

Loss & LAE ratio	59.4%	63.0%	3.6	pts	60.7%	61.9%	1.2	pts
Acquisition expense ratio	19.1	19.1	—		19.4	19.3	(0.1)
Underwriting expense ratio	14.7	15.1	0.4		14.9	15.4	0.5
Expense ratio	33.8	34.2	0.4		34.3	34.7	0.4
Dividend ratio	0.3	0.2	(0.1)		0.3	0.2	(0.1)
Combined ratio	93.5%	97.4%	3.9		95.3%	96.8%	1.5
Combined ratio excluding catastrophes and development	94.6%	98.3%	3.7	pts	95.9%	97.8%	1.9	pts

Net accident year catastrophe losses incurred	$39	$85			$73	$121
Effect on loss & LAE ratio	2.4%	5.3%	2.9	pts	2.3%	3.9%	1.6	pts

Net prior year development and other: (favorable) / unfavorable	$(59)	$(102)			$(86)	$(163)
Effect on loss & LAE ratio	(3.5)%	(6.2)%	(2.7)	pts	(2.9)%	(4.9)%	(2.0)	pts

Rate	—%	—%	—	pts	—%	—%	—	pts
Renewal premium change	2	1	1		2	2	—
Retention	84	84	—		84	84	—
New business	$292	$269	9%		$553	$531	4%

Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$1,677	$1,697	(1)%		$3,424	$3,329	3%
Net written premiums	716	691	4		1,395	1,375	1

Net earned premiums	689	702	(2)		1,353	1,384	(2)
Net investment income	120	133			273	240
Other revenues	98	89			192	176
Total operating revenues	907	924	(2)		1,818	1,800	1
Insurance claims and policyholders' benefits	399	378			786	769
Amortization of deferred acquisition costs	149	148			292	292
Other insurance related expenses	72	73			141	148
Other expenses	82	79			163	154
Total claims, benefits and expenses	702	678	(4)		1,382	1,363	(1)
Operating income (loss) before income tax	205	246			436	437
Income tax (expense) benefit on operating income (loss)	(69)	(82)			(146)	(146)
Net operating income (loss)	$136	$164	(17)%		$290	$291	—%

Other Performance Metrics
Underwriting gain (loss)	$69	$103	(33)%		$134	$175	(23)%

Loss & LAE ratio	57.7%	53.9%	(3.8)	pts	57.9%	55.5%	(2.4)	pts
Acquisition expense ratio	20.1	20.1	—		20.0	20.0	—
Underwriting expense ratio	11.9	11.2	(0.7)		12.1	11.7	(0.4)
Expense ratio	32.0	31.3	(0.7)		32.1	31.7	(0.4)
Dividend ratio	0.2	0.2	—		0.1	0.2	0.1
Combined ratio	89.9%	85.4%	(4.5)		90.1%	87.4%	(2.7)
Combined ratio excluding catastrophes and development	92.8%	94.0%	1.2	pts	93.9%	94.4%	0.5	pts

Net accident year catastrophe losses incurred	$5	$9			$9	$13
Effect on loss & LAE ratio	0.8%	1.3%	0.5	pts	0.7%	1.0%	0.3	pts

Net prior year development and other: (favorable) / unfavorable	$(28)	$(72)			$(64)	$(117)
Effect on loss & LAE ratio	(3.7)%	(9.9)%	(6.2)	pts	(4.5)%	(8.0)%	(3.5)	pts

Rate	1%	—%	1	pts	1%	1%	—	pts
Renewal premium change	1	1	—		2	2	—
Retention	88	88	—		88	88	—
New business	$66	$61	8%		$123	$126	(2)%

Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$849	$804	6%		$1,599	$1,583	1%
Net written premiums	767	740	4		1,482	1,488	—

Net earned premiums	705	696	1		1,356	1,384	(2)
Net investment income	143	164			321	290
Other revenues	9	8			18	14
Total operating revenues	857	868	(1)		1,695	1,688	—
Insurance claims and policyholders' benefits	426	472			866	917
Amortization of deferred acquisition costs	118	117			234	233
Other insurance related expenses	128	130			254	271
Other expenses	11	11			25	16
Total claims, benefits and expenses	683	730	6		1,379	1,437	4
Operating income (loss) before income tax	174	138			316	251
Income tax (expense) benefit on operating income (loss)	(59)	(46)			(107)	(85)
Net operating income (loss)	$115	$92	25%		$209	$166	26%

Other Performance Metrics
Underwriting gain (loss)	$33	$(23)	N/M	%	$2	$(37)	105%

Loss & LAE ratio	60.0%	67.4%	7.4	pts	63.4%	65.8%	2.4	pts
Acquisition expense ratio	17.2	17.3	0.1		18.1	17.9	(0.2)
Underwriting expense ratio	17.3	18.4	1.1		17.8	18.6	0.8
Expense ratio	34.5	35.7	1.2		35.9	36.5	0.6
Dividend ratio	0.6	0.4	(0.2)		0.5	0.4	(0.1)
Combined ratio	95.1%	103.5%	8.4		99.8%	102.7%	2.9
Combined ratio excluding catastrophes and development	94.5%	97.7%	3.2	pts	97.2%	98.5%	1.3	pts

Net accident year catastrophe losses incurred	$35	$55			$62	$83
Effect on loss & LAE ratio	4.8%	8.0%	3.2	pts	4.4%	6.1%	1.7	pts

Net prior year development and other: (favorable) / unfavorable	$(29)	$(16)			$(11)	$(27)
Effect on loss & LAE ratio	(4.2)%	(2.2)%	2.0	pts	(1.8)%	(1.9)%	(0.1)	pts

Rate	—%	—%	—	pts	—%	—%	—	pts
Renewal premium change	2	2	—		1	3	(2)
Retention	82	84	(2)		84	83	1
New business	$153	$146	5%		$292	$283	3%

International - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2017	2016	Change		2017	2016	Change
Gross written premiums	$252	$228	11%		$507	$491	3%
Net written premiums	219	194	13		457	430	6

Net earned premiums	206	197	5		403	395	2
Net investment income	13	13			25	25
Other revenues	(1)	—			(1)	1
Total operating revenues	218	210	4		427	421	1
Insurance claims and policyholders' benefits	129	157			244	278
Amortization of deferred acquisition costs	45	40			91	87
Other insurance related expenses	31	37			58	65
Other expenses	(1)	7			(7)	16
Total claims, benefits and expenses	204	241	15		386	446	13
Operating income (loss) before income tax	14	(31)			41	(25)
Income tax (expense) benefit on operating income (loss)	(4)	4			(11)	4
Net operating income (loss)	$10	$(27)	137%		$30	$(21)	N/M	%

Other Performance Metrics
Underwriting gain (loss)	$1	$(37)	103%		$10	$(35)	129%

Loss & LAE ratio	62.8%	79.8%	17.0	pts	60.6%	70.5%	9.9	pts
Acquisition expense ratio	22.3	22.0	(0.3)		22.0	21.5	(0.5)
Underwriting expense ratio	15.0	16.8	1.8		15.1	16.8	1.7
Expense ratio	37.3	38.8	1.5		37.1	38.3	1.2
Dividend ratio	—	—	—		—	—	—
Combined ratio	100.1%	118.6%	18.5		97.7%	108.8%	11.1
Combined ratio excluding catastrophes and development	101.1%	115.3%	14.2	pts	98.8%	107.3%	8.5	pts

Net accident year catastrophe losses incurred	$(1)	$21			$2	$25
Effect on loss & LAE ratio	(0.5)%	10.6%	11.1	pts	0.6%	6.3%	5.7	pts

Net prior year development and other: (favorable) / unfavorable	$(2)	$(14)			$(11)	$(19)
Effect on loss & LAE ratio	(0.5)%	(7.3)%	(6.8)	pts	(1.7)%	(4.8)%	(3.1)	pts

Rate	—%	(2)%	2	pts	—%	(1)%	1	pts
Renewal premium change	4	(3)	7		2	(2)	4
Retention	78	76	2		78	79	(1)
New business	$73	$62	18%		$138	$122	13%

Life & Group Non-Core - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2017	2016	Change		2017	2016	Change
Net earned premiums	$135	$136	(1)%		$268	$267	—%
Net investment income	195	188			392	375
Other revenues	—	3			1	3
Total operating revenues	330	327	1		661	645	2
Insurance claims and policyholders' benefits	328	340			658	663
Amortization of deferred acquisition costs	—	—			—	—
Other insurance related expenses	32	31			64	64
Other expenses	1	2			3	5
Total claims, benefits and expenses	361	373	3		725	732	1
Operating income (loss) before income tax	(31)	(46)			(64)	(87)
Income tax (expense) benefit on operating income (loss)	36	42			73	81
Net operating income (loss)	$5	$(4)	N/M	%	$9	$(6)	N/M	%

Corporate & Other Non-Core - Results of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2017	2016	Change	2017	2016	Change
Net earned premiums	$(1)	$(1)		$(1)	$(1)
Net investment income	4	4		9	7
Other revenues	1	—		1	3
Total operating revenues	4	3	33%	9	9	—%
Insurance claims and policyholders' benefits	(2)	(8)		19	120
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	(2)	(1)		(2)	(1)
Other expenses	50	47		94	101
Total claims, benefits and expenses	46	38	(21)	111	220	50
Operating income (loss) before income tax	(42)	(35)		(102)	(211)
Income tax (expense) benefit on operating income (loss)	15	11		38	73
Net operating income (loss)	$(27)	$(24)	(13)%	$(64)	$(138)	54%

Investment Summary - Consolidated

	June 30, 2017		March 31, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$19,406	$1,560	$19,246	$1,391	$18,970	$1,247
States, municipalities and political subdivisions:
Tax-exempt	10,972	996	10,649	847	10,430	834
Taxable	2,854	369	2,803	341	2,810	346
Total states, municipalities and political subdivisions	13,826	1,365	13,452	1,188	13,240	1,180
Asset-backed:
RMBS	4,921	86	4,743	71	5,073	69
CMBS	1,952	45	1,935	33	2,040	24
Other ABS	1,061	11	1,049	6	1,025	3
Total asset-backed	7,934	142	7,727	110	8,138	96
U.S. Treasury and obligations of government-sponsored enterprises	115	2	103	8	93	10
Foreign government	449	11	432	13	445	10
Redeemable preferred stock	19	1	20	1	19	1
Total fixed maturity securities	41,749	3,081	40,980	2,711	40,905	2,544
Equities	118	10	120	8	110	4
Limited partnership investments	2,380	—	2,389	—	2,371	—
Other invested assets	42	—	40	—	36	—
Mortgage loans	646	—	611	—	591	—
Short term investments	1,333	—	1,139	1	1,407	1
Total investments	$46,268	$3,091	$45,279	$2,720	$45,420	$2,549

Net receivable/(payable) on investment activity	$(194)		$56		$81

Effective portfolio duration (in years)	6.1		6.2		6.1
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	June 30, 2017		March 31, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,253	$502	$13,186	$462	$13,137	$408
States, municipalities and political subdivisions:
Tax-exempt	2,892	106	2,979	78	2,883	70
Taxable	1,249	102	1,227	98	1,231	101
Total states, municipalities and political subdivisions	4,141	208	4,206	176	4,114	171
Asset-backed:
RMBS	4,744	79	4,560	63	4,811	63
CMBS	1,822	41	1,799	29	1,894	20
Other ABS	942	8	932	5	909	3
Total asset-backed	7,508	128	7,291	97	7,614	86
U.S. Treasury and obligations of government-sponsored enterprises	86	(1)	73	5	68	7
Foreign government	449	11	432	13	445	10
Redeemable preferred stock	5	—	6	—	5	—
Total fixed maturity securities	25,442	848	25,194	753	25,383	682
Equities	64	7	65	5	57	3
Limited partnership investments	2,380	—	2,389	—	2,371	—
Other invested assets	42	—	40	—	36	—
Mortgage loans	570	—	540	—	519	—
Short term investments	1,235	—	1,059	1	1,233	1
Total investments	$29,733	$855	$29,287	$759	$29,599	$686

Net receivable/(payable) on investment activity	$(164)		$(35)		$53

Effective portfolio duration (in years)	4.4		4.6		4.6
Weighted average rating of fixed maturity securities	A-		A-		A

Investment Summary - Life & Group Non-Core

	June 30, 2017		March 31, 2017		December 31, 2016
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$6,153	$1,058	$6,060	$929	$5,833	$839
States, municipalities and political subdivisions:
Tax-exempt	8,080	890	7,670	769	7,547	764
Taxable	1,605	267	1,576	243	1,579	245
Total states, municipalities and political subdivisions	9,685	1,157	9,246	1,012	9,126	1,009
Asset-backed:
RMBS	177	7	183	8	262	6
CMBS	130	4	136	4	146	4
Other ABS	119	3	117	1	116	—
Total asset-backed	426	14	436	13	524	10
U.S. Treasury and obligations of government-sponsored enterprises	29	3	30	3	25	3
Foreign government	—	—	—	—	—	—
Redeemable preferred stock	14	1	14	1	14	1
Total fixed maturity securities	16,307	2,233	15,786	1,958	15,522	1,862
Equities	54	3	55	3	53	1
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	76	—	71	—	72	—
Short term investments	98	—	80	—	174	—
Total investments	$16,535	$2,236	$15,992	$1,961	$15,821	$1,863

Net receivable/(payable) on investment activity	$(30)		$91		$28

Effective portfolio duration (in years)	8.7		8.8		8.7
Weighted average rating of fixed maturity securities	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2017	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$54	$1	$574	$53	$4,439	$464	$12,141	$954	$2,198	$88	$19,406	$1,560
States, municipalities and political subdivisions:
Tax-exempt	—	—	919	95	5,746	542	4,122	330	150	15	35	14	10,972	996
Taxable	—	—	356	30	1,959	254	514	86	25	(1)	—	—	2,854	369
Total states, municipalities and political subdivisions	—	—	1,275	125	7,705	796	4,636	416	175	14	35	14	13,826	1,365
Asset-backed:
RMBS	4,083	37	38	—	25	—	75	(1)	48	—	652	50	4,921	86
CMBS	51	—	321	12	410	14	352	9	558	6	260	4	1,952	45
Other ABS	—	—	40	(3)	75	—	490	7	456	7	—	—	1,061	11
Total asset-backed	4,134	37	399	9	510	14	917	15	1,062	13	912	54	7,934	142
U.S. Treasury and obligations of government-sponsored enterprises	115	2	—	—	—	—	—	—	—	—	—	—	115	2
Foreign government	—	—	91	4	315	7	22	—	21	—	—	—	449	11
Redeemable preferred stock	—	—	—	—	—	—	—	—	10	1	9	—	19	1
Total fixed maturity securities	$4,249	$39	$1,819	$139	$9,104	$870	$10,014	$895	$13,409	$982	$3,154	$156	$41,749	$3,081

Percentage of total fixed maturity securities	10%		4%		22%		24%		32%		8%		100%

Components of Net Investment Income

	Consolidated
Periods ended June 30	Three Months		Six Months
(In millions)	2017	2016	2017	2016
Taxable fixed maturities	$351	$349	$698	$694
Tax-exempt fixed maturities	106	100	214	201
Total fixed maturity securities	457	449	912	895
Limited partnership investments	16	46	106	32
Other, net of investment expense	2	7	2	10
Net investment income	$475	$502	$1,020	$937
Fixed maturity securities, after tax	$330	$325	$659	$647
Net investment income, after tax	344	362	733	677

Effective income yield for the fixed maturity securities portfolio, pretax	4.8%	4.8%	4.8%	4.8%
Effective income yield for the fixed maturity securities portfolio, after tax	3.4	3.5	3.4	3.4

	Property & Casualty and Corporate & Other Non-Core
Periods ended June 30	Three Months		Six Months
(In millions)	2017	2016	2017	2016
Taxable fixed maturities	$236	$242	$469	$480
Tax-exempt fixed maturities	23	18	46	37
Total fixed maturity securities	259	260	515	517
Limited partnership investments	16	46	106	32
Other, net of investment expense	5	8	7	13
Net investment income	$280	$314	$628	$562
Fixed maturity securities, after tax	$177	$178	$352	$352
Net investment income, after tax	191	214	426	382

Effective income yield for the fixed maturity securities portfolio, pretax	4.2%	4.3%	4.2%	4.3%
Effective income yield for the fixed maturity securities portfolio, after tax	2.9	2.9	2.9	2.9

	Life & Group Non-Core
Periods ended June 30	Three Months		Six Months
(In millions)	2017	2016	2017	2016
Taxable fixed maturities	$115	$107	$229	$214
Tax-exempt fixed maturities	83	82	168	164
Total fixed maturity securities	198	189	397	378
Limited partnership investments	—	—	—	—
Other, net of investment expense	(3)	(1)	(5)	(3)
Net investment income	$195	$188	$392	$375
Fixed maturity securities, after tax	$153	$147	$307	$295
Net investment income, after tax	153	148	307	295

Effective income yield for the fixed maturity securities portfolio, pretax	5.7%	5.7%	5.7%	5.7%
Effective income yield for the fixed maturity securities portfolio, after tax	4.4	4.4	4.4	4.5

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2017 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,224	$8,760	$1,343	$16,327	$3,373	$2,560	$22,260
Ceded	812	576	118	1,506	237	2,333	4,076
Net	5,412	8,184	1,225	14,821	3,136	227	18,184

Net incurred claim & claim adjustment expenses	398	423	129	950	253	1	1,204
Net claim & claim adjustment expense payments	(450)	(581)	(99)	(1,130)	(211)	(4)	(1,345)
Foreign currency translation adjustment and other	—	2	45	47	9	—	56

Claim & claim adjustment expense reserves, end of period
Net	5,360	8,028	1,300	14,688	3,187	224	18,099
Ceded	869	558	142	1,569	230	2,281	4,080
Gross	$6,229	$8,586	$1,442	$16,257	$3,417	$2,505	$22,179

Six months ended June 30, 2017 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,149	$8,894	$1,328	$16,371	$3,358	$2,614	$22,343
Ceded	745	589	127	1,461	249	2,384	4,094
Net	5,404	8,305	1,201	14,910	3,109	230	18,249

Net incurred claim & claim adjustment expenses	784	859	244	1,887	488	2	2,377
Net claim & claim adjustment expense payments	(828)	(1,137)	(204)	(2,169)	(419)	(9)	(2,597)
Foreign currency translation adjustment and other	—	1	59	60	9	1	70

Claim & claim adjustment expense reserves, end of period
Net	5,360	8,028	1,300	14,688	3,187	224	18,099
Ceded	869	558	142	1,569	230	2,281	4,080
Gross	$6,229	$8,586	$1,442	$16,257	$3,417	$2,505	$22,179

Life & Group Non-Core Policyholder Reserves

June 30, 2017
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,509	$8,825	$11,334
Structured settlement annuities	554	—	554
Other	14	—	14
Total	3,077	8,825	11,902
Shadow adjustments	110	1,768	1,878
Ceded reserves	230	231	461
Total gross reserves	$3,417	$10,824	$14,241

December 31, 2016
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,426	$8,654	$11,080
Structured settlement annuities	565	—	565
Other	17	—	17
Total	3,008	8,654	11,662
Shadow adjustments	101	1,459	1,560
Ceded reserves	249	213	462
Total gross reserves	$3,358	$10,326	$13,684

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2016 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Net operating income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. Based on such analyses, the Company may recognize an other-than-temporary impairment (OTTI) loss on an investment security in accordance with its policy, or sell a security, which may produce realized gains and losses.

•
Net operating income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net realized investment gains or losses, ii) income or loss from discontinued operations and iii) any cumulative effects of changes in accounting guidance. The calculation of net operating income excludes net realized investment gains or losses because net realized investment gains or losses are largely discretionary, except for some losses related to OTTI, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors net operating income (loss) for each business segment to assess segment performance. Presentation of consolidated net operating income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
The majority of our limited partnership investments employ hedge fund strategies. While the Company generally does not invest in highly leveraged partnerships, there are risks inherent in limited partnership investments which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful